UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-10603

Western Asset Premier Bond Fund
(Exact name of registrant as specified in charter)

55 Water Street New York, NY		10041
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	December 31

Date of reporting period:	September 30, 2010

ITEM 1.                  SCHEDULE OF INVESTMENTS

WESTERN ASSET PREMIER BOND FUND

FORM N-Q

SEPTEMBER 30, 2010

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited)

September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
CORPORATE BONDS & NOTES — 55.0%
CONSUMER DISCRETIONARY — 7.5%
Automobiles — 1.5%
DaimlerChrysler NA Holding Corp., Notes	8.500%	1/18/31	1,000,000	$1,374,549
DaimlerChrysler North America Holding Corp., Notes	7.300%	1/15/12	1,000,000	1,075,456
Ford Motor Credit Co., LLC, Senior Notes	7.500%	8/1/12	70,000	74,309
Total Automobiles				2,524,314
Diversified Consumer Services — 0.0%
Service Corp. International, Senior Notes	7.625%	10/1/18	5,000	5,350
Service Corp. International, Senior Notes	7.500%	4/1/27	60,000	57,300
Total Diversified Consumer Services				62,650
Hotels, Restaurants & Leisure — 0.9%
CCM Merger Inc., Notes	8.000%	8/1/13	140,000	128,100	(a)
El Pollo Loco Inc., Senior Notes	11.750%	11/15/13	375,000	270,000
Harrah’s Operating Co. Inc., Senior Notes	10.750%	2/1/16	300,000	241,500
Inn of the Mountain Gods Resort & Casino, Senior Notes	12.000%	11/15/10	530,000	217,300	(b)(c)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	110,000	116,050
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	170,000	152,150	(a)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	170,000	190,400
Sbarro Inc., Senior Notes	10.375%	2/1/15	90,000	54,000
Snoqualmie Entertainment Authority, Senior Secured Notes	4.428%	2/1/14	110,000	90,750	(a)(d)
Station Casinos Inc., Senior Notes	7.750%	8/15/16	205,000	20	(b)(c)
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	100,000	391	(b)(c)
Total Hotels, Restaurants & Leisure				1,460,661
Leisure Equipment & Products — 0.4%
Eastman Kodak Co., Senior Notes	7.250%	11/15/13	640,000	614,400
Media — 4.1%
Cablevision Systems Corp., Senior Notes	7.750%	4/15/18	30,000	31,725
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	108,083	128,349
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	270,000	268,312	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes	10.875%	9/15/14	280,000	317,100	(a)
CMP Susquehanna Corp.	3.531%	5/15/14	14,000	9,940	(a)(d)
Comcast Corp.	5.900%	3/15/16	400,000	462,054
Comcast Corp., Notes	7.050%	3/15/33	1,000,000	1,171,402
CSC Holdings Inc., Senior Notes	6.750%	4/15/12	250,000	261,563
DISH DBS Corp., Senior Notes	7.000%	10/1/13	600,000	636,750
DISH DBS Corp., Senior Notes	7.750%	5/31/15	120,000	127,950
DISH DBS Corp., Senior Notes	7.875%	9/1/19	385,000	414,356
News America Holdings Inc.	8.875%	4/26/23	400,000	546,949
Sun Media Corp., Senior Notes	7.625%	2/15/13	55,000	55,275
Time Warner Inc., Senior Debentures	7.700%	5/1/32	1,150,000	1,437,063
Univision Communications Inc., Senior Secured Notes	12.000%	7/1/14	420,000	459,375	(a)
Virgin Media Finance PLC, Senior Notes	9.125%	8/15/16	335,000	358,450
Total Media				6,686,613
Multiline Retail — 0.3%
Neiman Marcus Group Inc., Senior Notes	9.000%	10/15/15	279,478	290,308	(e)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	330,000	311,025
Total Multiline Retail				601,333
Specialty Retail — 0.1%
American Greetings Corp., Senior Notes	7.375%	6/1/16	20,000	20,350
Michaels Stores Inc., Senior Notes	10.000%	11/1/14	80,000	84,300
Total Specialty Retail				104,650
Textiles, Apparel & Luxury Goods — 0.2%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	255,000	286,875
TOTAL CONSUMER DISCRETIONARY				12,341,496

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)

September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
CONSUMER STAPLES — 6.0%
Food & Staples Retailing — 5.4%
CVS Corp.	9.350%	1/10/23	700,000	$738,052	(a)
CVS Corp.	5.789%	1/10/26	811,636	846,537	(a)
CVS Pass-Through Trust	7.507%	1/10/32	1,978,212	2,321,155	(a)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	916,640	967,935
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	907,807	960,614
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	1,887,578	2,125,809
Delhaize America Inc., Debentures	9.000%	4/15/31	166,000	234,604
Safeway Inc., Notes	5.800%	8/15/12	500,000	540,627
Total Food & Staples Retailing				8,735,333
Food Products — 0.5%
Ahold Lease USA Inc., Pass-Through Certificates, Series 2001 A-2	8.620%	1/2/25	714,462	819,846	(f)
Tobacco — 0.1%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	160,000	173,200
TOTAL CONSUMER STAPLES				9,728,379
ENERGY — 6.9%
Energy Equipment & Services — 0.7%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	150,000	154,500
GulfMark Offshore Inc., Senior Subordinated Notes	7.750%	7/15/14	270,000	271,013
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	155,000	128,650	(a)
Sonat Inc., Notes	7.625%	7/15/11	500,000	518,345
Total Energy Equipment & Services				1,072,508
Oil, Gas & Consumable Fuels — 6.2%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	570,000	616,461
Belden & Blake Corp., Secured Notes	8.750%	7/15/12	750,000	735,000
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	160,000	180,400
Burlington Resources Finance Co.	7.400%	12/1/31	450,000	579,505
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	300,000	323,250
Colorado Interstate Gas Co., Senior Notes	6.800%	11/15/15	150,000	176,763
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.500%	5/15/15	210,000	213,675
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	440,000	480,700	(a)
Devon Energy Corp., Debentures	7.950%	4/15/32	310,000	420,138
Devon Financing Corp. ULC, Notes	6.875%	9/30/11	1,000,000	1,057,917
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	190,000	197,195
Hess Corp., Notes	7.875%	10/1/29	1,640,000	2,123,003
Hess Corp., Notes	7.300%	8/15/31	60,000	73,813
Kinder Morgan Energy Partners LP, Senior Notes	7.125%	3/15/12	500,000	536,756
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	340,000	354,875	(a)
OPTI Canada Inc., Senior Secured Notes	7.875%	12/15/14	45,000	33,863
OPTI Canada Inc., Senior Secured Notes	8.250%	12/15/14	190,000	144,400
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	140,000	159,600
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	125,000	136,563
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	185,000	216,912
Teekay Corp., Senior Notes	8.500%	1/15/20	310,000	337,512
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	220,000	248,050	(a)
Williams Cos. Inc., Debentures	7.500%	1/15/31	668,000	755,817
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	63,000	78,946
Total Oil, Gas & Consumable Fuels				10,181,114
TOTAL ENERGY				11,253,622
FINANCIALS — 8.2%
Capital Markets — 1.2%
Goldman Sachs Group Inc., Notes	6.600%	1/15/12	900,000	959,199
Morgan Stanley, Notes	6.600%	4/1/12	1,000,000	1,075,420
Total Capital Markets				2,034,619
Commercial Banks — 0.1%
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	184,000	184,948	(a)(d)
Consumer Finance — 2.4%
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	1,030,000	1,297,251

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)

September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Consumer Finance — continued
Ford Motor Credit Co., LLC, Senior Notes	8.000%	12/15/16	680,000	$768,652
GMAC Inc., Senior Notes	6.875%	8/28/12	94,000	98,113
HSBC Finance Corp.	4.750%	7/15/13	1,670,000	1,778,538
Total Consumer Finance				3,942,554
Diversified Financial Services — 3.8%
Air 2 US, Notes	8.027%	10/1/19	373,624	364,284	(a)
Citigroup Inc.	6.625%	6/15/32	1,000,000	1,033,423
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,380,000	1,480,050	(a)
JPMorgan Chase & Co., Subordinated Notes	5.125%	9/15/14	1,300,000	1,425,366
Liberty Media LLC	3.750%	2/15/30	1,860,000	1,041,600
Smurfit Kappa Funding PLC, Senior Subordinated Notes	7.750%	4/1/15	150,000	151,500
UFJ Finance Aruba AEC	6.750%	7/15/13	500,000	563,542
Unitymedia GmbH, Senior Secured Bonds	8.125%	12/1/17	100,000	104,000	(a)
Total Diversified Financial Services				6,163,765
Insurance — 0.7%
XL Capital Ltd.	5.250%	9/15/14	1,000,000	1,065,616
TOTAL FINANCIALS				13,391,502
HEALTH CARE — 1.3%
Health Care Providers & Services — 1.3%
Community Health Systems Inc., Senior Notes	8.875%	7/15/15	200,000	212,500
HCA Inc., Debentures	7.500%	11/15/95	185,000	146,150
HCA Inc., Notes	6.375%	1/15/15	430,000	428,925
HCA Inc., Notes	7.690%	6/15/25	90,000	84,150
HCA Inc., Senior Notes	6.250%	2/15/13	85,000	86,488
HCA Inc., Senior Secured Notes	9.250%	11/15/16	195,000	211,087
HCA Inc., Senior Secured Notes	9.625%	11/15/16	399,000	432,915	(e)
US Oncology Holdings Inc., Senior Notes	6.737%	3/15/12	292,477	277,122	(d)(e)
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	215,000	218,225
TOTAL HEALTH CARE				2,097,562
INDUSTRIALS — 11.2%
Aerospace & Defense — 1.7%
Boeing Co., Notes	6.125%	2/15/33	600,000	709,155
L-3 Communications Corp., Senior Subordinated Notes	6.375%	10/15/15	535,000	551,719
Northrop Grumman Corp., Debentures	7.750%	2/15/31	1,000,000	1,373,042
Systems 2001 Asset Trust	6.664%	9/15/13	152,575	168,321	(a)
Total Aerospace & Defense				2,802,237
Airlines — 8.2%
America West Airlines Inc., Ambac Assurance Corp.	8.057%	7/2/20	2,398,107	2,506,022
Continental Airlines Inc.	7.160%	9/24/14	429,450	430,524	(f)
Continental Airlines Inc.	6.820%	5/1/18	913,728	934,286
Continental Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	889,557	934,035
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	1,139,496	1,187,925
Continental Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	749,748	783,487
Continental Airlines Inc., Pass-Through Certificates, 2000-1 A-1	8.048%	11/1/20	528,655	570,947
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	460,000	463,496	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	187,269	188,206
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	67,000	72,695	(a)
Northwest Airlines Corp., Pass-Through Certificates	7.575%	9/1/20	503,014	496,726
Northwest Airlines Inc.	0.758%	2/6/15	2,744,643	2,456,456	(d)
US Airways Pass-Through Trust	6.850%	1/30/18	2,483,746	2,384,396
Total Airlines				13,409,201
Building Products — 0.0%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	65,000	32,500	(a)(c)

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)

September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Commercial Services & Supplies — 0.7%
AAC Group Holding Corp., Senior Discount Notes	10.250%	10/1/12	440,000	$431,200	(a)
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	220,000	245,850
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	310,000	307,287	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	170,000	189,125	(a)
Total Commercial Services & Supplies				1,173,462
Marine — 0.1%
Trico Shipping AS, Senior Secured Notes	11.875%	11/1/14	200,000	178,500	(a)
Road & Rail — 0.2%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	111,000	132,923
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	208,000	228,020
Total Road & Rail				360,943
Trading Companies & Distributors — 0.3%
Ashtead Capital Inc., Notes	9.000%	8/15/16	129,000	133,515	(a)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	245,000	245,000
Total Trading Companies & Distributors				378,515
TOTAL INDUSTRIALS				18,335,358
INFORMATION TECHNOLOGY — 0.5%
IT Services — 0.5%
Ceridian Corp., Senior Notes	12.250%	11/15/15	138,450	131,181	(e)
Electronic Data Systems Corp., Notes	7.450%	10/15/29	500,000	668,625
Total IT Services				799,806
Semiconductors & Semiconductor Equipment — 0.0%
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	80,000	72,800
TOTAL INFORMATION TECHNOLOGY				872,606
MATERIALS — 3.4%
Chemicals — 0.7%
Dow Chemical Co.	6.000%	10/1/12	1,000,000	1,083,524
Westlake Chemical Corp., Senior Notes	6.625%	1/15/16	70,000	70,525
Total Chemicals				1,154,049
Metals & Mining — 1.6%
Alcoa Inc.	5.375%	1/15/13	570,000	606,026
CII Carbon LLC	11.125%	11/15/15	580,000	603,925	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	730,000	814,863
Metals USA Inc., Senior Secured Notes	11.125%	12/1/15	445,000	471,700
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	130,000	139,750	(a)
Total Metals & Mining				2,636,264
Paper & Forest Products — 1.1%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	235,000	173,900	(a)
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	595,000	538,475
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	100,000	115,500	(a)
Weyerhaeuser Co., Debentures	7.375%	3/15/32	1,000,000	1,018,407
Total Paper & Forest Products				1,846,282
TOTAL MATERIALS				5,636,595
TELECOMMUNICATION SERVICES — 4.4%
Diversified Telecommunication Services — 2.8%
Angel Lux Common SA, Senior Secured Bonds	8.875%	5/1/16	285,000	302,813	(a)
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	25,000	19,000
Deutsche Telekom International Finance BV	5.250%	7/22/13	600,000	658,138
France Telecom SA, Notes	8.500%	3/1/31	600,000	867,822
Frontier Communications Corp., Senior Notes	8.750%	4/15/22	91,000	100,100
Hawaiian Telcom Communications Inc., Senior Subordinated Notes	12.500%	5/1/15	135,000	14	(b)(c)
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	35,000	37,319
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	340,000	369,750
Level 3 Financing Inc., Senior Notes	9.250%	11/1/14	280,000	263,200

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)

September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Diversified Telecommunication Services — continued
Qwest Communications International Inc., Senior Notes	7.500%	2/15/14	140,000	$142,800
Qwest Corp., Senior Notes	7.875%	9/1/11	390,000	412,912
Qwest Corp., Senior Notes	7.500%	10/1/14	150,000	169,500
Wind Acquisition Finance SA, Senior Bonds	12.000%	12/1/15	500,000	529,375	(a)
Windstream Corp., Senior Notes	8.625%	8/1/16	635,000	671,512
Total Diversified Telecommunication Services				4,544,255
Wireless Telecommunication Services — 1.6%
Cingular Wireless LLC	6.500%	12/15/11	250,000	266,703
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	1,450,000	1,551,500
True Move Co., Ltd.	10.750%	12/16/13	590,000	626,875	(a)
True Move Co., Ltd., Notes	10.750%	12/16/13	200,000	212,500	(a)
Total Wireless Telecommunication Services				2,657,578
TOTAL TELECOMMUNICATION SERVICES				7,201,833
UTILITIES — 5.6%
Electric Utilities — 2.9%
Duke Energy Corp., Notes	6.250%	1/15/12	250,000	267,569
EEB International Ltd., Senior Bonds	8.750%	10/31/14	820,000	893,800	(a)
FirstEnergy Corp., Notes	6.450%	11/15/11	27,000	28,293
FirstEnergy Corp., Notes	7.375%	11/15/31	3,040,000	3,303,100
MidAmerican Energy Holdings Co., Senior Notes	5.875%	10/1/12	250,000	271,281
Total Electric Utilities				4,764,043
Gas Utilities — 0.0%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	20,000	23,471
Independent Power Producers & Energy Traders — 2.2%
AES Corp., Senior Notes	9.750%	4/15/16	360,000	414,000
AES Corp., Senior Notes	8.000%	10/15/17	525,000	567,000
AES Corp., Senior Notes	8.000%	6/1/20	100,000	108,500
Edison Mission Energy, Senior Notes	7.750%	6/15/16	180,000	140,850
Edison Mission Energy, Senior Notes	7.625%	5/15/27	179,000	120,378
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	369,805	176,582	(e)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	885,531	878,814
NRG Energy Inc., Senior Notes	7.375%	2/1/16	815,000	838,431
NRG Energy Inc., Senior Notes	7.375%	1/15/17	225,000	230,625
Total Independent Power Producers & Energy Traders				3,475,180
Multi-Utilities — 0.5%
Dominion Resources Inc., Senior Notes	5.700%	9/17/12	770,000	839,490
TOTAL UTILITIES				9,102,184
TOTAL CORPORATE BONDS & NOTES (Cost — $85,398,260)				89,961,137
ASSET-BACKED SECURITIES — 26.0%
FINANCIALS — 26.0%
Automobiles — 0.0%
AmeriCredit Automobile Receivables Trust, 2007-CM A3B	0.288%	5/7/12	76,971	76,971	(d)
Diversified Financial Services — 1.5%
Global Franchise Trust, 1998-1 A2	6.659%	10/10/11	611,495	579,142	(a)
Green Tree Recreational Equiptment & Consumer Trust, 1996-C CTFS	7.650%	10/15/17	128,023	111,416
PAMCO CLO, 1997-1A B	7.910%	8/6/11	778,115	155,623	(b)
Pegasus Aviation Lease Securitization, 2000-1 A2	8.370%	3/25/30	1,600,000	640,000	(a)(f)
Settlement Fee Finance LLC, 2004-1A A	9.100%	7/25/34	1,029,177	926,259	(a)(f)
Total Diversified Financial Services				2,412,440
Home Equity — 16.8%
ABFS Mortgage Loan Trust, 2002-3 M1	5.902%	9/15/33	1,130,000	875,174
ACE Securities Corp., 2005-SD1 A1	0.656%	11/25/50	28,631	28,138	(d)
Bayview Financial Acquisition Trust, 2007-B 2A1	0.556%	8/28/47	1,104,308	1,048,967	(d)
Bayview Financial Asset Trust, 2004-SSRA A1	0.856%	12/25/39	422,562	291,568	(a)(d)(f)
Bayview Financial Asset Trust, 2007-SR1A A	0.706%	3/25/37	2,364,083	1,702,140	(a)(d)(f)
Bayview Financial Asset Trust, 2007-SR1A M3	1.406%	3/25/37	589,681	235,872	(a)(d)(f)

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)

September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Home Equity — continued
Bayview Financial Asset Trust, 2007-SR1A M4	1.756%	3/25/37	160,822	$53,071	(a)(d)(f)
Bear Stearns Asset Backed Securities Trust, 2006-SD3 1P0, STRIPS	0.000%	8/25/36	1,336,363	963,919
Bear Stearns Asset Backed Securities Trust, 2007-SD1 1A3A	6.500%	10/25/36	1,354,871	970,922
Centex Home Equity Loan Trust, 2003-B AF4	3.735%	2/25/32	349,152	329,321
Citigroup Mortgage Loan Trust Inc., 2006-SHL1 A1	0.456%	11/25/45	233,327	191,725	(a)(d)
Citigroup Mortgage Loan Trust Inc., 2007-SHL1 A	0.656%	11/25/46	1,134,438	587,706	(a)(d)
Contimortgage Home Equity Trust, 1997-4 B1F	7.330%	10/15/28	460,650	444,030
Countrywide Asset-Backed Certificates, 2007-13 2A1	1.156%	10/25/47	1,233,807	827,628	(d)
Countrywide Asset-Backed Certificates, 2007-SEA2 1A1	1.256%	8/25/47	65,509	38,949	(a)(d)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.407%	11/15/36	629,547	456,598	(d)
Countrywide Home Equity Loan Trust, 2007-B A	0.407%	2/15/37	760,321	560,412	(d)
Countrywide Home Equity Loan Trust, 2007-GW A	0.807%	8/15/37	1,521,752	1,221,821	(d)
Credit-Based Asset Servicing and Securitization LLC, 2004-CB2 M1	0.776%	7/25/33	2,209,205	1,564,833	(d)
Credit-Based Asset Servicing and Securitization LLC, 2005-RP1 M1	0.876%	1/25/35	780,000	679,686	(a)(d)
CS First Boston Mortgage Securities Corp., 2004-CF2 2A1	0.726%	5/25/44	56,453	55,417	(a)(d)
Ellington Loan Acquisition Trust, 2007-1 A2A1	1.256%	5/26/37	249,341	222,962	(a)(d)
EMC Mortgage Loan Trust, 2003-B A1	0.806%	11/25/41	118,876	105,462	(a)(d)
First Horizon ABS Trust, 2007-HE1 A	0.386%	9/25/29	947,665	700,422	(d)
Fremont Home Loan Trust, 2006-2 2A2	0.366%	2/25/36	348,949	344,732	(d)
GMAC Mortgage Corp. Loan Trust, 2004-VF1 A1	1.006%	2/25/31	565,669	435,644	(a)(d)
Green Tree Home Improvement Loan Trust, 1996-D HIB2	8.000%	9/15/27	57,726	41,593
GSAA Home Equity Trust, 2006-19 A3A	0.496%	12/25/36	914,594	488,212	(d)
GSAMP Trust, 2003-SEA2 A1	4.422%	7/25/33	2,135,987	1,865,237
Lehman XS Trust, 2006-GP4 3A1A	0.326%	8/25/46	57,858	56,945	(d)
Lehman XS Trust, 2007-1 WF1	7.000%	1/25/37	999,436	587,629
Morgan Stanley ABS Capital I, 2003-SD1 A1	0.756%	3/25/33	25,114	20,870	(d)
MSDWCC Heloc Trust, 2003-2 A	0.516%	4/25/16	164,708	141,439	(d)
New Century Home Equity Loan Trust, 2004-2 A2	0.626%	8/25/34	475,320	357,812	(d)
New Century Home Equity Loan Trust, 2004-3 M1	1.186%	11/25/34	917,006	657,549	(d)
Park Place Securities Inc., 2004-WCW1 M2	0.936%	9/25/34	1,900,000	1,690,939	(d)
Park Place Securities Inc., 2004-WHQ2 M2	0.886%	2/25/35	750,000	655,723	(d)
People’s Choice Home Loan Securities Trust, 2004-1 A3	1.296%	6/25/34	400,842	356,521	(d)
RAAC Series, 2007-RP1 M1	0.806%	5/25/46	210,000	5,801	(a)(d)
Renaissance Home Equity Loan Trust, 2004-2 AF4	5.392%	7/25/34	664,718	672,030
Renaissance Home Equity Loan Trust, 2005-3 AV3	0.636%	11/25/35	800,000	662,715	(d)
Residential Asset Mortgage Products Inc., 2004-RZ1 AII	0.736%	3/25/34	396,083	238,761	(d)
Residential Asset Securities Corp., 2001-KS3 AII	0.716%	9/25/31	300,571	246,244	(d)
Residential Asset Securities Corp., 2002-KS2 AI6	6.228%	4/25/32	698,163	713,064	(d)
Residential Asset Securities Corp., 2003-KS8 AI6	4.830%	10/25/33	1,036,054	1,007,747	(d)
Saxon Asset Securities Trust, 2000-2 MF1	8.870%	7/25/30	45,687	46,002	(d)
Structured Asset Securities Corp., 2002-AL1 A3	3.450%	2/25/32	888,153	842,012
Structured Asset Securities Corp., 2003-AL1 A	3.357%	4/25/31	127,395	121,275	(a)
Structured Asset Securities Corp., 2005-4XS 2A1A	2.062%	3/25/35	594,954	472,947	(d)
Structured Asset Securities Corp., 2007-BC1 A2	0.306%	2/25/37	657,068	632,059	(d)
Total Home Equity				27,518,245
Manufactured Housing — 7.1%
Associates Manufactured Housing Pass Through Certificates, 1997-CLB2	8.900%	6/15/28	2,942,177	2,942,177	(f)
Associates Manufactured Housing Pass-Through Certificates, 1997-1 B1	7.600%	6/15/28	400,000	430,745	(c)(d)
Bank of America Manufactured Housing Contract Trust, 1997-2M	6.900%	4/10/28	100,000	128,331	(d)
Conseco Finance Securitizations Corp., 2002-1 A	6.681%	12/1/33	382,763	404,879	(d)

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)

September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Manufactured Housing — continued
Firstfed Corp. Manufactured Housing Contract, 1996-1 B	8.060%	10/15/22	2,100,000	$1,858,874	(a)
Green Tree Financial Corp., 1992-2 B	9.150%	1/15/18	167,628	99,650
Green Tree Financial Corp., 1993-1 B	8.450%	4/15/18	226,593	204,337
Greenpoint Manufactured Housing, 1999-5 A5	7.820%	12/15/29	706,000	746,152	(d)
Indymac Manufactured Housing Contract, 1997-1 A5	6.970%	2/25/28	254,936	241,080
Merit Securities Corp., 13 A4	7.944%	12/28/33	3,063,872	3,128,740	(d)
Oakwood Mortgage Investors Inc., 2002-B A3	6.060%	3/15/25	282,800	257,586	(d)
Vanderbilt Mortgage Finance, 1997-B 1B2	8.155%	10/7/26	439,962	413,438
Vanderbilt Mortgage Finance, 1997-C 1B2	7.830%	8/7/27	109,997	108,651	(d)
Vanderbilt Mortgage Finance, 2000-B IB2	9.250%	7/7/30	827,501	679,738	(d)
Total Manufactured Housing				11,644,378
Student Loan — 0.6%
SLM Student Loan Trust, 2001-4 B	0.998%	1/25/21	1,000,000	941,600	(d)
TOTAL ASSET-BACKED SECURITIES (Cost — $38,899,210)				42,593,634
COLLATERALIZED MORTGAGE OBLIGATIONS — 36.1%
American Home Mortgage Investment Trust, 2007-A 4A	0.706%	7/25/46	834,060	290,478	(a)(d)
Bayview Commercial Asset Trust, 2005-3A A2	0.656%	11/25/35	731,428	514,998	(a)(d)(f)
Bayview Commercial Asset Trust, 2005-4A A1	0.556%	1/25/36	421,890	303,556	(a)(d)
BCAP LLC Trust, 2009-RR12 2A2	0.689%	3/26/35	1,844,014	663,845	(a)(d)(f)
Bear Stearns Alt-A Trust, 2004-3 A1	0.896%	4/25/34	506,640	390,659	(d)
Bear Stearns Alt-A Trust, 2004-8 1A	0.606%	9/25/34	272,861	222,728	(d)
Bear Stearns Alt-A Trust, 2005-10 21A1	3.261%	1/25/36	1,257,672	711,281	(d)
Bear Stearns Asset Backed Securities Trust, 2002-AC1 B4	7.000%	1/25/32	950,501	143,458	(a)
Bella Vista Mortgage Trust, 2004-2 A1	0.626%	2/25/35	2,229,673	1,332,830	(d)
BlackRock Capital Finance LP, 1997-R2 B5	6.188%	12/25/35	433,950	21,698	(a)(d)(f)
CBA Commercial Small Balance Commercial Trust, 2005-1A	0.576%	7/25/35	1,709,452	1,020,503	(a)(d)
Chevy Chase Mortgage Funding Corp., 2004-3A A1	0.506%	8/25/35	1,588,760	983,768	(a)(d)
Chevy Chase Mortgage Funding Corp., 2004-4A A1	0.486%	10/25/35	2,207,202	1,306,267	(a)(d)
Chevy Chase Mortgage Funding Corp., 2005-4A A1	0.456%	10/25/36	2,077,698	1,075,670	(a)(d)
CNL Funding, 1998-1 C2	1.007%	9/18/11	3,360,000	3,020,640	(a)(d)
Countrywide Home Loan Mortgage Pass-Through Trust, 2004-HYB5 7A1	2.405%	4/20/35	3,542,859	2,859,385	(d)
Countrywide Home Loans, 2004-R1 1AF	0.656%	11/25/34	1,806,236	1,506,607	(a)(d)
Countrywide Home Loans, 2004-R2 1AF1	0.676%	11/25/34	557,459	452,878	(a)(d)
Countrywide Home Loans, 2005-7 1A1	0.526%	3/25/35	1,529,799	1,155,167	(d)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-9 1A1	0.556%	5/25/35	1,760,339	1,098,402	(d)
Credit Suisse Mortgage Capital Certificates, 2007-C3 A4	5.910%	6/15/39	242,000	241,198	(d)
GMAC Commercial Mortgage Securities Inc., 1998-C2 F	6.500%	5/15/35	1,000,000	1,047,330	(a)
Greenpoint Mortgage Funding Trust, 2005-AR5 2A2	0.526%	11/25/46	3,170,656	824,371	(d)
Greenpoint Mortgage Funding Trust, 2005-AR5 3A2	0.526%	11/25/46	1,925,153	488,330	(d)
GS Mortgage Securities Corp., 2010-C1 X	1.725%	8/10/43	13,065,256	1,264,595	(a)(d)
GSMPS Mortgage Loan Trust, 2001-2 A	7.500%	6/19/32	1,663,898	1,449,482	(a)(d)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.606%	1/25/35	293,501	239,998	(a)(d)
GSMPS Mortgage Loan Trust, 2005-RP1 2A1	4.455%	1/25/35	1,685,459	1,448,127	(a)(d)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.606%	9/25/35	1,357,001	1,141,439	(a)(d)
Harborview Mortgage Loan Trust, 2004-10 4A	2.792%	1/19/35	468,716	462,225	(d)
Harborview Mortgage Loan Trust, 2004-8 3A2	0.657%	11/19/34	191,909	111,483	(d)

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)

September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Harborview Mortgage Loan Trust, 2005-9 B10	2.007%	6/20/35	1,117,506	$85,293	(d)
Impac CMB Trust, 2004-9 1A1	1.016%	1/25/35	59,164	43,160	(d)
Impac CMB Trust, 2A-10	0.896%	3/25/35	493,453	286,796	(d)
Indymac Index Mortgage Loan Trust, 2005-AR14 BX, STRIPS	2.400%	7/25/35	1,320,468	26,409	(c)(f)
Indymac Index Mortgage Loan Trust, 2007-AR15 2A1	5.307%	8/25/37	5,435,830	3,461,912	(d)
Jefferies & Co., 2009-B 9A	0.588%	11/21/35	199,000	322,361	(a)(d)(f)
JPMorgan Mortgage Trust, 2007-A2 4A2	5.975%	4/25/37	300,000	251,569	(d)
LB-UBS Commercial Mortgage Trust, 2001-C3 X, STRIPS	1.127%	6/15/36	2,416,183	9,506	(a)(c)(d)
Luminent Mortgage Trust, 2006-6 A1	0.456%	10/25/46	1,183,452	759,205	(d)
MASTR Adjustable Rate Mortgages Trust, 2004-13 3A7	2.903%	11/21/34	2,000,000	1,810,896	(d)
MASTR Alternative Loans Trust, PAC, 2003-7 7A1	0.656%	11/25/33	318,704	309,357	(d)
MASTR ARM Trust, 2004-7 6M1	0.906%	8/25/34	800,000	630,908	(d)
Merit Securities Corp., 11PA B3	2.506%	9/28/32	850,000	277,892	(a)(d)
Merrill Lynch Mortgage Investors Inc., 2005-A2	2.799%	2/25/35	401,516	381,413	(d)
Metropolitan Asset Funding Inc., 1998-BI B1	8.000%	11/20/24	896,761	362,259	(d)
Morgan Stanley Capital I, 1999-LIFE E	7.065%	4/15/33	1,656,127	1,661,545	(d)
Nomura Asset Acceptance Corp., 2004-AR4 1A1	2.454%	12/25/34	509,199	477,709	(d)
Prime Mortgage Trust, 2005-2 2XB, STRIPS	1.740%	10/25/32	3,617,235	161,329	(d)
Prime Mortgage Trust, 2005-5 1X, STRIPS	0.920%	7/25/34	8,260,989	187,150	(d)
Prime Mortgage Trust, 2005-5 1XB, STRIPS	1.390%	7/25/34	3,134,661	41,691	(d)
Regal Trust IV, 1999-1 A	3.297%	9/29/31	115,412	108,874	(a)(d)
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	1,408,418	1,444,502
Residential Asset Mortgage Products, Inc., 2005-SL2 AP0, STRIPS	0.010%	2/25/32	335,155	275,251
Residential Asset Securitization Trust, 2003-A1 A2	0.756%	3/25/33	323,123	307,286	(d)
Sequoia Mortgage Trust, 2003-2 A2	1.144%	6/20/33	54,669	44,818	(d)
Sequoia Mortgage Trust, 2004-10 A1A	0.567%	11/20/34	30,030	28,348	(d)
Sequoia Mortgage Trust, 2004-11 A1	0.557%	12/20/34	46,241	39,794	(d)
Sequoia Mortgage Trust, 2004-12 A1	0.527%	1/20/35	369,958	303,720	(d)
Structured Asset Securities Corp., 1998-RF2 A	8.081%	7/15/27	488,475	492,443	(a)(d)
Structured Asset Securities Corp., 2002-9 A2	0.556%	10/25/27	1,085,188	955,496	(d)
Structured Asset Securities Corp., 2004-NP1 A	0.656%	9/25/33	262,201	222,871	(a)(d)(f)
Structured Asset Securities Corp., 2005-4XS 3A4	4.790%	3/25/35	890,000	826,346
Structured Asset Securities Corp., 2005-RF2 A	0.606%	4/25/35	1,331,918	1,105,994	(a)(d)
Structured Asset Securities Corp., 2005-RF3 2A	4.490%	6/25/35	2,243,775	1,895,312	(a)(d)
Thornburg Mortgage Securities Trust, 2003-4 A1	0.576%	9/25/43	1,003,397	930,317	(d)
Thornburg Mortgage Securities Trust, 2004-03 A	0.626%	9/25/44	980,537	928,776	(d)
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.188%	9/25/37	780,307	741,130	(d)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.178%	9/25/37	823,130	801,396	(d)
WaMu Mortgage Pass-Through Certificates, 2004-AR13 A2A	0.683%	11/25/34	2,060,747	1,542,954	(d)
WaMu Mortgage Pass-Through Certificates, 2007-HY7 2A3	5.665%	7/25/37	2,000,000	1,296,634	(d)
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-5 3A3	6.221%	7/25/36	873,467	482,544
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-7 A2A	5.667%	9/25/36	1,489,008	756,710
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-7 A3	6.081%	9/25/36	181,384	119,654
Washington Mutual Inc., 2004-AR11	2.718%	10/25/34	87,835	81,453	(d)
Washington Mutual Inc., 2004-AR12 A2A	0.703%	10/25/44	195,826	157,438	(d)
Washington Mutual Inc., 2005-AR8 2A1A	0.546%	7/25/45	483,307	391,810	(d)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2004-AR13 A1A	0.673%	11/25/34	1,465,339	1,257,189	(d)

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)

September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR06 2A1A	0.486%	4/25/45	435,481		$358,697	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR08 1A1A	0.526%	7/25/45	32,294		26,398	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.546%	10/25/45	391,798		317,690	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.526%	12/25/45	802,064		666,885	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR9 A1A	0.576%	7/25/45	227,835		190,571	(d)
Washington Mutual Inc., MSC Pass-Through Certificates, 2004-RA1 2A	7.000%	3/25/34	55,784		58,175
Washington Mutual Mortgage Pass-Through Certificates, 2006-AR5 3A	1.310%	7/25/46	1,414,505		661,363	(d)
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $57,643,318)					59,160,595
MORTGAGE-BACKED SECURITIES — 0.4%
FNMA — 0.4%
Federal National Mortgage Association (FNMA), Whole Loan (Cost - $567,793)	6.500%	8/25/44	551,238		621,693
MUNICIPAL BONDS — 2.7%
Pennsylvania — 2.7%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue (Cost - $4,438,053)	0.957%	6/1/47	5,000,000		4,425,000	(d)(f)
SOVEREIGN BONDS — 5.3%
Brazil — 5.3%
Brazil Nota do Tesouro Nacional	6.000%	5/15/45	4,700,000	BRL	5,426,794
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	280,000	BRL	157,145
Brazil Nota do Tesouro Nacional, Notes	6.000%	8/15/50	5,023,478	BRL	3,012,876
Total Brazil					8,596,815
Honduras — 0.0%
Republic of Honduras	0.235%	10/1/11	50,891		50,437	(d)
Venezuela — 0.0%
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	2,000		1,360
TOTAL SOVEREIGN BONDS (Cost — $8,093,174)					8,648,612
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 1.9%
U.S. Government Obligations — 1.9%
U.S. Treasury Bonds	4.500%	8/15/39	600,000		687,000
U.S. Treasury Notes	3.625%	8/15/19	570,000		626,822
U.S. Treasury Notes	3.375%	11/15/19	930,000		1,001,858
U.S. Treasury Notes	3.625%	2/15/20	650,000		712,918
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $2,759,207)					3,028,598

			SHARES
COMMON STOCKS — 0.2%
CONSUMER DISCRETIONARY — 0.1%
Media — 0.1%
Charter Communications Inc., Class A Shares			4,936		160,420	*
Dex One Corp.			1,048		12,870	*
SuperMedia Inc.			568		6,005	*
TOTAL CONSUMER DISCRETIONARY					179,295
ENERGY — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
SemGroup Corp., Class A Shares			789		18,349	*
INDUSTRIALS — 0.0%
Building Products — 0.0%
Ashton Woods USA LLC, Class B Membership			20		9,001	(c)(f)

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)

September 30, 2010

SECURITY			SHARES	VALUE
Building Products — continued
Nortek Inc.			1,206	$47,094	*
TOTAL INDUSTRIALS				56,095
MATERIALS — 0.1%
Chemicals — 0.1%
Georgia Gulf Corp.			8,950	146,243	*
TOTAL COMMON STOCKS (Cost — $1,344,491)				399,982

	RATE
CONVERTIBLE PREFERRED STOCKS — 1.2%
CONSUMER DISCRETIONARY — 1.1%
Automobiles — 1.1%
Motors Liquidation Co., Senior Debentures, Series B	5.250%		225,000	1,766,250	*
FINANCIALS — 0.1%
Diversified Financial Services — 0.1%
Citigroup Inc.	7.500%		1,652	195,779
Thrifts & Mortgage Finance — 0.0%
Federal National Mortgage Association (FNMA)	5.375%		15	20,625	*
TOTAL FINANCIALS				216,404
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $5,208,200)				1,982,654
PREFERRED STOCKS — 0.2%
CONSUMER DISCRETIONARY — 0.0%
Media — 0.0%
CMP Susquehanna Radio Holdings Corp.	0.000%		3,171	0	*(a)(c)
FINANCIALS — 0.2%
Diversified Financial Services — 0.2%
Corporate-Backed Trust Certificates, Series 2001-8, Class A-1	7.375%		33,900	237,300	*(b)
Thrifts & Mortgage Finance — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	0.000%		100	64	*
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%		200	110	*
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		20,500	8,815	*(d)
Total Thrifts & Mortgage Finance				8,989
TOTAL FINANCIALS				246,289
TOTAL PREFERRED STOCKS (Cost — $1,023,458)				246,289

		EXPIRATION DATE	WARRANTS
WARRANTS — 0.0%
Buffets Restaurant Holdings		4/28/14	224	2	*(c)(f)
Charter Communications Inc.		11/30/14	265	1,352	*
CNB Capital Trust		3/23/19	3,624	0	*(a)(c)(f)
Nortek Inc.		12/7/14	576	5,760	*
SemGroup Corp.		11/30/14	831	4,361	*
TOTAL WARRANTS (Cost — $7,974)				11,475
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $205,383,138)				211,079,669

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)

September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
SHORT-TERM INVESTMENTS — 13.5%
Repurchase Agreements — 13.5%
Banc of America Securties LLC repurchase agreement dated 9/30/10; Proceeds at maturity - $16,300,091; (Fully collateralized by U.S. government obligations, 2.125% due 11/30/14; Market value - $16,626,001)	0.200%	10/1/10	16,300,000	$16,300,000
Barclays Capital Inc., repurchase agreement dated 9/30/10; Proceeds at maturity - $5,772,029; (Fully collateralized by U.S. government obligations, 1.125% due 12/15/12; Market value - $5,887,439)	0.180%	10/1/10	5,772,000	5,772,000
TOTAL SHORT-TERM INVESTMENTS (Cost — $22,072,000)				22,072,000
TOTAL INVESTMENTS — 142.5% (Cost — $227,455,138#)				233,151,669
Other Assets in Excess of Liabilities — 1.5%				2,500,546
Liquidation value of Preferred Shares — (44.0)%				(72,000,000)
TOTAL NET ASSETS — 100.0%				$163,652,215

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	The coupon payment on these securities is currently in default as of September 30, 2010.
(c)	Illiquid security.
(d)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2010.
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees (See Note 1).
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	ARM	- Adjustable Rate Mortgage
	BRL	- Brazilian Real
	CMB	- Cash Management Bill
	PAC	- Planned Amortization Class
	STRIPS	- Separate Trading of Registered Interest and Principal Securities

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Western Asset Premier Bond Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund commenced investment operations on March 28, 2002.

The Fund’s investment objective is to provide current income and capital appreciation by investing primarily in a diversified portfolio of investment grade bonds. The Fund currently seeks to achieve its investment objective by investing substantially all of its assets in bonds, including corporate bonds, U.S. government and agency securities and mortgage-related securities. The ability of the issuers of the securities held by the Fund to meet their obligations might be affected by, among other things, economic developments in a specific state, industry or region.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the last quoted bid price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the bid prices as of the close of business of that market. Equity securities for which market quotations are readily available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade.  When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilties carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$89,141,291	$819,846	$89,961,137
Asset-backed securities	—	36,442,546	6,151,088	42,593,634
Collateralized mortgage obligations	—	58,225,772	934,823	59,160,595
Mortgage-backed securities	—	621,693	—	621,693
Municipal bonds	—	—	4,425,000	4,425,000
Sovereign bonds	—	8,648,612	—	8,648,612
U.S. government & agency obligations	—	3,028,598	—	3,028,598
Common stocks	$390,981	—	9,001	399,982
Convertible preferred stocks	195,779	1,786,875	—	1,982,654
Preferred stocks	246,289	0 *	—	246,289
Warrants	1,352	10,121	2	11,475
Total long-term investments	$834,401	$197,905,508	$12,339,760	$211,079,669
Short-term investments†	—	22,072,000	—	22,072,000
Total investments	$834,401	$219,977,508	$12,339,760	$233,151,669
Other financial instruments:
Credit default swaps on corporate issues - buy protection‡	—	(169,280)	—	(169,280)
Credit default swaps on credit indices - sell protection‡	—	135,708	—	135,708
Total other financial instruments	—	$(33,572)	—	$(33,572)
Total	$834,401	$219,943,936	$12,339,760	$233,118,097

Notes to Schedule of Investments (unaudited) (continued)

†See Schedule of Investments for additional detailed categorizations.

‡Values include any premiums paid or received with respect to swap contracts.

* Value is less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS
Balance as of December 31, 2009	—	$3,926,578	—
Accrued premiums/discounts	$(108)	73,739	$996
Realized gain(loss)[1]	—	(94,081)	3,421
Change in unrealized appreciation (depreciation)[2]	108	97,878	(605)
Net purchases (sales)	819,846	(82,606)	219,059
Transfers in to Level 3	—	2,229,580	711,952
Transfers out of Level 3	—	—	—
Balance as of September 30, 2010	$819,846	$6,151,088	$934,823
Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2010[2]	$108	$97,878	$(605)

INVESTMENTS IN SECURITIES	MUNICIPAL BONDS	COMMON STOCKS	PREFERRED STOCKS		WARRANTS	TOTAL
Balance as of December 31, 2009	—	$18,940	$3		$7,348	$3,952,869
Accrued premiums/discounts	$553	—	—		—	75,180
Realized gain(loss)[1]	—	—	—		—	(90,660)
Change in unrealized appreciation (depreciation)[2]	(13,053)	8,409	(3)		2,776	95,510
Net purchases (sales)	4,437,500	—	—		—	5,393,799
Transfers in to Level 3	—	—	—		—	2,941,532
Transfers out of Level 3	—	(18,348)	0	*	(10,122)	(28,470)
Balance as of September 30, 2010	$4,425,000	$9,001	—		$2	$12,339,760
Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2010[2]	$(13,053)	$9,001	—		$(1)	$93,328

Notes to Schedule of Investments (unaudited) (continued)

* Value is less than $1.

1 This amount is included in net realized gain (loss) from investment transactions.

2 Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Credit Default Swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage.  CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default

Notes to Schedule of Investments (unaudited) (continued)

or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(e) Credit and Market Risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(f) Security Transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At September 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$22,722,374
Gross unrealized depreciation	(17,025,843)
Net unrealized appreciation	$5,696,531

At September 30, 2010, the Fund had the following open swap contracts:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION1

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)

Goldman Sachs Group Inc. (Citigroup Inc., 6.500%, due 1/18/11)	$1,700,000	3/20/14	4.700% Quarterly	$(183,985)	—	$(183,985)
Goldman Sachs Group, Inc. (CVS Corporation, 4.875%, due 9/15/14)	2,000,000	12/20/14	0.680% Quarterly	(12,365)	$(26,516)	14,151
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	100,000	3/20/11	5.000% Quarterly	(42)	(486)	444
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	100,000	3/20/15	5.000% Quarterly	5,179	873	4,306
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	130,000	3/20/20	5.000% Quarterly	9,295	3,243	6,052
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	70,000	3/20/13	5.000% Quarterly	1,353	(382)	1,735
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	120,000	3/20/11	5.000% Quarterly	(50)	(526)	476
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	80,000	3/20/13	5.000% Quarterly	1,546	(262)	1,808
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	120,000	3/20/15	5.000% Quarterly	6,214	1,460	4,754
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	50,000	3/20/20	5.000% Quarterly	3,575	1,512	2,063
Total	$4,470,000			$(169,280)	$(21,084)	$(148,196)

Notes to Schedule of Investments (unaudited) (continued)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION3

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE[4]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Merrill Lynch & Co., Inc. (CDX HY 8)	$21,666,202	6/20/12	0.860% Quarterly	$135,708	—	$135,708

1 If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

2 The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3 If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

4 The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡  Percentage shown is an annual percentage rate.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2010.

Primary Underlying Risk Disclosure	Swap Contracts, at value
Credit Contracts	$(33,572)

During the period ended September 30, 2010, the volume of derivative activity for the Fund was as follows:

Average Notional Balance
Credit default swap contracts (to buy protection)	$4,473,440
Credit default swap contracts (to sell protection)	21,666,202

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

Notes to Schedule of Investments (unaudited) (continued)

As of September 30, 2010, the total value of swap positions with credit related contingent features in a net liability position was $196,442. If a contingent feature would have been triggered as of September 30, 2010, the Fund would have been required to pay this amount in cash to its counterparties. The Fund posted collateral for its swap transactions in the amount of $300,000.

ITEM 2.                  CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Premier Bond Fund

By	/s/ R. Jay Gerken
R. Jay Gerken
President and Trustee

Date: November 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
President and Trustee

Date: November 23, 2010

By	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Principal Financial and Accounting Officer

Date: November 23, 2010